Exhibit 99.1

Tidewater Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024, USA +1.713.470.5300

Tidewater Reports Results for the Three Months Ended March 31, 2022

●	Average Active Fleet Increases by 6 vessels During the Quarter and Active Utilization Remains Strong at 82.5%
●	Average Day Rate Increases to $10,687; Highest Since Q4 2020
●	Vessel Level Gross Margin Increased From 24.7% to 34.0% and Global Fleet Utilization Increased From 52.9% to 70.9% Compared to the First Quarter of 2021
●	Following the Acquisition of Swire Pacific Offshore, Tidewater Now Operates the Premier Global Fleet Poised to Capitalize on the Significant Increase in Demand for High Quality Offshore Vessels

HOUSTON, May 9, 2022 - Tidewater Inc. (NYSE:TDW) announced today revenue for the three months ended March 31, 2022 of $105.7 million compared with $83.5 million for the three months ended March 31, 2021. Tidewater's net losses for the three months ended March 31, 2022, were $12.2 million ($0.29 per common share) compared with $35.3 million ($0.87 per common share) for the three months ended March 31, 2021. Included in the net losses for the three months ended March 31, 2022 were long-lived asset impairment credit, gain on bargain purchase and merger and severance expenses of $0.5 million. Excluding these items, we would have reported a net loss for the three months ended March 31, 2022 of $11.7 million ($0.28 per common share). Included in the net losses for the three months ending March 31, 2021 were severance expenses totaling $0.1 million; excluding these costs, we would have reported a net loss for the three months ending March 31, 2021 of $35.2 million ($0.86 per common share).

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “Tidewater is uniquely positioned to capitalize on what is looking to be a truly transformational period for vessel activity and day rate improvements over the next several quarters.

“Over the past several years we have been executing on a multi-faceted strategy to build significant and sustainable value at Tidewater. Recognizing the cyclicality of our highly fragmented, capital intensive industry, there were several priorities we focused on to prepare the company to successfully weather the lean times, while being well-positioned to capitalize on the inevitable upswings in the cycle when they occur. First and foremost, it starts with the people, and we are proud to say that we have built the strongest and most capable leadership and operational team in the industry, and that team will continue to get stronger as we move forward including as we welcome and integrate the talented team from Swire Pacific Offshore ("SPO") into our organization. Our team's initial focus was operational execution, including the integration of GulfMark into Tidewater, and driving efficiencies to weather the challenges the industry had experienced for many years while maximizing the operating leverage for the eventual recovery. With a strong team and efficient cost-structure and operations, we were then in a good position to address the company's balance sheet, and we are proud that Tidewater now has the strongest, most liquid and most flexible capital structure in the industry. Finally, with all of those pieces in place, Tidewater is well-positioned to act strategically, acquire the best assets to complement our global fleet and capitalize on improving industry dynamics and drive sustainable value. The acquisition of SPO that we closed in April is transformational as Tidewater is now the undisputed industry leader at a time when the demand for high quality offshore vessels is poised to significantly exceed the available supply.

"As an illustration of our progress in operational improvements, vessel level gross margins increased from 24.7% in the first quarter of 2021 to 34.0% in the first quarter of 2022. While some of this improvement is due to COVID related costs that impacted 2021, this trend reflects an overall company-wide focus on efficient operational execution. We do expect this positive trend to continue as we realize the full potential benefits of the changes we have put in place. We have also achieved significant savings in G&A expenses as illustrated by the reduction of approximately $80.0 million in G&A since the 2018 merger. To put all of this in perspective, our overall G&A cost structure in the first quarter of 2022 for the combined Tidewater and GulfMark is approximately 30% less than the stand-alone cost structure of Tidewater alone before the merger. We are now applying these techniques and processes to the integration of our latest acquisition of SPO, and we intend to continue the intense focus on efficient operational execution going forward.

“The SPO acquisition includes 50 high quality vessels which augments our already strong position in West Africa, a region that is just beginning to recover from the pandemic and which is likely to be a substantial beneficiary of the world’s search for hydrocarbons outside of Russia. The acquisition also gives us substantial leverage to the Southeast Asia and Australian markets, as well as adding vessels to areas of increasing activity, such as the Middle East. We remain confident that our combination synergies of $45.0 million can be achieved over the next 18 months.

“The OSV industry has historically experienced demand fluctuations that correlate with offshore oil and gas activity, but are impacted by other factors that are unique to our industry, such as shipbuilding and mariner labor cycles. Since the offshore energy downturn began in 2014, there have been very few new vessels enter the market, and existing vessels have aged or been taken out of service. Many operators in the industry have struggled to survive under the burden of high debt levels, low day rates, and inefficient operations. As a result, the available supply of high quality PSVs has declined substantially over the past 8 years such that only approximately 30 remain to be reactivated worldwide.

“The prolonged under-investment in offshore hydrocarbon infrastructure began to result in increased demand for offshore oil and gas activity in the second half of 2021, and that demand has been compounded by recent geopolitical issues. The demand for offshore wind energy infrastructure continues to accelerate as well. As a result, the outlook for OSV demand to support these offshore energy activities has begun to accelerate significantly. We are already seeing this impact in the market, but the most significant improvements will materialize over the next several quarters as this demand swiftly eclipses available supply. As an example, during the first quarter of 2022, we entered into contracts of various durations for 16 vessels with charter dates beginning after the first quarter. The average day rate improvement across these vessels’ contracts compared to their previous contracts is over 20%, with our largest PSVs in this group achieving average day rate improvement of nearly 30%. We believe the improvements in day rates are a clear signal of the fundamental shift in vessel supply and demand, and that as additional tendering continues and existing contracts roll-off, upward acceleration of day rates will continue.

“Everything we have been working on these past several years has positioned us to thrive under any market condition, and now that the market is rapidly improving, we are poised to capitalize. I want to take a moment to thank our employees for driving all the change and improvements that has prepared us for this opportunity. Finally, I want to welcome our 1,300 new employees from SPO to the Tidewater family. I look forward to your contributions and welcome you to the most exciting OSV company in the world.”

In addition to the number of outstanding shares, as of March 31, 2022, the company also has the following in-the-money warrants.

Common shares outstanding	41,716,885
New Creditor Warrants (strike price $0.001 per common share)	465,398
GulfMark Creditor Warrants (strike price $0.01 per common share)	429,812
Total	42,612,095

Tidewater will hold a conference call to discuss results for the three months ending March 31, 2022 on May 10, 2022, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1.888.770.7135 if calling from the U.S. or Canada (+1.929.203.0820 if calling from outside the U.S.) and provide Access Code: 2444624 prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com.

A replay of the conference call will be available beginning at 11:00 a.m. Central Time on May 10, 2022 and will continue until 11:59 p.m. Central Time on June 10, 2022. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com.

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the company involves numerous risks and uncertainties that may cause the company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s most recent Forms 10-Q and 10-K.

Tidewater owns and operates the largest fleet of offshore support vessels in the industry, with 65 years of experience supporting offshore energy exploration, production and offshore wind activities worldwide. To learn more, visit www.tdw.com.

Financial information is displayed beginning on the next page.

The financial statements and supplementary information presented in this press release were not audited. This press release presents extracts from the Consolidated Balance Sheets at March 31, 2022 and December 31, 2021 as well as the Consolidated Statements of Operations, Consolidated Statements of Equity and Consolidated Statements of Cash Flows for the three months ended March 31, 2022 and for the twelve months ended December 31, 2021. Extracts are drawn from the March 31, 2022 unaudited quarterly financial statements and the December 31, 2021 audited annual financial statements of Tidewater, Inc. All per-share amounts are stated on a diluted basis.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In Thousands, except per share data)

	Three Months Ended
	March 31, 2022	March 31, 2021
Revenues:
Vessel revenues	$103,876	$80,993
Other operating revenues	1,853	2,511
Total revenues	105,729	83,504
Costs and expenses:
Vessel operating costs	68,511	61,020
Costs of other operating revenues	361	1,067
General and administrative	18,217	16,043
Depreciation and amortization	26,657	29,727
Long-lived asset impairment credit	(500)	—
(Gain) loss on asset dispositions, net	(207)	1,948
Total costs and expenses	113,039	109,805
Operating loss	(7,310)	(26,301)
Other income (expense):
Foreign exchange gain (loss)	946	(850)
Equity in net losses of unconsolidated companies	—	(1,849)
Interest income and other, net	3,486	23
Interest and other debt costs, net	(4,175)	(4,541)
Total other income (expense)	257	(7,217)
Loss before income taxes	(7,053)	(33,518)
Income tax expense	5,218	2,009
Net loss	(12,271)	(35,527)
Less: Net loss attributable to noncontrolling interests	(103)	(212)
Net loss attributable to Tidewater Inc.	$(12,168)	$(35,315)
Basic loss per common share	$(0.29)	$(0.87)
Diluted loss per common share	$(0.29)	$(0.87)
Weighted average common shares outstanding	41,412	40,716
Dilutive effect of stock options and restricted stock	—	—
Adjusted weighted average common shares	41,412	40,716

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands, except share and par value data)

	March 31, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$136,234	$149,037
Restricted cash	4,958	1,240
Trade and other receivables, less allowance for credit losses of $1,987 and $1,948 as of March 31, 2022 and 2021, respectively	112,953	86,503
Due from affiliates, less allowance for credit losses of $12,812 and $72,456 as of March 31, 2022 and 2021, respectively	21,191	70,134
Marine operating supplies	13,252	12,606
Assets held for sale	8,591	14,421
Prepaid expenses and other current assets	12,012	8,731
Total current assets	309,191	342,672
Net properties and equipment	677,580	688,040
Deferred drydocking and survey costs	44,362	40,734
Other assets	22,997	24,334
Total assets	$1,054,130	$1,095,780

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$23,696	$20,788
Accrued costs and expenses	55,141	51,734
Due to affiliates	21,191	61,555
Other current liabilities	25,471	23,865
Total current liabilities	125,499	157,942
Long-term debt	167,997	167,885
Other liabilities and deferred credits	70,892	68,184

Commitments and contingencies

Equity:
Common stock	42	41
Additional paid-in-capital	1,376,934	1,376,494
Accumulated deficit	(690,068)	(677,900)
Accumulated other comprehensive loss	2,471	2,668
Total stockholders' equity	689,379	701,303
Noncontrolling interests	363	466
Total equity	689,742	701,769
Total liabilities and equity	$1,054,130	$1,095,780

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In Thousands)

	Three Months Ended
	March 31, 2022	March 31, 2021
Net loss	$(12,271)	$(35,527)
Other comprehensive loss:
Change in liability of pension plans	(197)	(71)
Total comprehensive loss	$(12,468)	$(35,598)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

	Three Months	Three Months
	Ended	Ended
	March 31, 2022	March 31, 2021
Operating activities:
Net loss	$(12,271)	$(35,527)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	17,673	18,470
Amortization of deferred drydocking and survey costs	8,984	11,257
Amortization of debt premiums and discounts	375	1,108
Provision for deferred income taxes	177	30
(Gain) loss on asset dispositions, net	(207)	1,948
Gain on bargain purchase	(1,300)	—
Loss on debt extinguishment	—	59
Long-lived asset impairment credit	(500)	—
Stock-based compensation expense	1,458	1,172
Changes in assets and liabilities, net of effects of business acquisition:
Trade and other receivables	(15,570)	12,758
Changes in due to/from affiliate, net	(20)	2,738
Accounts payable	2,825	(2,359)
Accrued expenses	3,207	(4,270)
Deferred drydocking and survey costs	(12,612)	(2,722)
Other, net	(3,843)	1,054
Net cash provided by (used in) operating activities	(11,624)	5,716
Cash flows from investing activities:
Proceeds from sales of assets	4,628	10,983
Acquisition of joint venture, net of cash acquired	(1,039)	—
Additions to properties and equipment	(1,229)	(1,196)
Net cash provided by investing activities	2,360	9,787
Cash flows from financing activities:
Principal payments on long-term debt	—	(26,414)
Debt issuance and modification costs	(263)	(725)
Debt extinguishment premium	—	(59)
Tax on share-based award	(1,017)	(135)
Net cash used in financing activities	(1,280)	(27,333)
Net change in cash, cash equivalents and restricted cash	(10,544)	(11,830)
Cash, cash equivalents and restricted cash at beginning of period	154,276	155,225
Cash, cash equivalents and restricted cash at end of period	$143,732	$143,395

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$—	$3,746
Income taxes	3,200	2,535

Note:  Cash, cash equivalents and restricted cash at March 31, 2022 includes $2.5 million in long-term restricted cash, which is included in other assets in our consolidated balance sheet.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In Thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	(deficit)	loss	interest	Total
Balance at December 31, 2021	$41	$1,376,494	$(677,900)	$2,668	$466	$701,769
Total comprehensive income (loss)	—	—	(12,168)	(197)	(103)	(12,468)
Issuance of common stock	1	(1)	—	—	—	—
Amortization of share-based awards	—	441	—	—	—	441
Balance at March 31, 2022	$42	$1,376,934	$(690,068)	$2,471	$363	$689,742

Balance at December 31, 2020	$41	$1,371,809	$(548,931)	$(804)	$1,157	$823,272
Total comprehensive income (loss)	—	—	(35,315)	(71)	(212)	(35,598)
Amortization of share-based awards	—	1,037	—	—	—	1,037
Balance at March 31, 2021	$41	$1,372,846	$(584,246)	$(875)	$945	$788,711

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

(In Thousands)	Three Months Ended
	March 31, 2022		March 31, 2021
Vessel revenues:
Americas	$28,444	27%	$26,224	32%
Middle East/Asia Pacific	25,115	24%	24,414	30%
Europe/Mediterranean	23,919	23%	14,749	18%
West Africa	26,398	26%	15,606	19%
Total vessel revenues	$103,876	100%	$80,993	100%
Vessel operating costs:
Crew costs	$40,837	39%	$35,162	43%
Repair and maintenance	9,461	9%	9,437	12%
Insurance	1,384	1%	623	1%
Fuel, lube and supplies	7,076	7%	5,860	7%
Other	9,753	9%	9,938	12%
Total vessel operating costs	68,511	66%	61,020	75%
Vessel operating margin (A)	$35,365	34%	$19,973	25%

Note (A): Vessel operating margin equals revenues less vessel operating costs and excludes general and administrative expenses and depreciation and amortization.

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

(In Thousands)	Three Months Ended
	March 31, 2022		March 31, 2021
Vessel operating profit (loss):
Americas	$(82)	(0)%	$(1,651)	(2)%
Middle East/Asia Pacific	290	0%	(1,853)	(2)%
Europe/Mediterranean	(2,429)	(2)%	(8,021)	(10)%
West Africa	3,215	3%	(6,767)	(8)%
Other operating profit	1,492	1%	1,444	2%
	2,486	2%	(16,848)	(20)%

Corporate expenses (A)	(10,503)	(10)%	(7,505)	(9)%
Gain (loss) on asset dispositions, net	207	0%	(1,948)	(2)%
Long-lived asset impairments and other	500	1%	—	0%
Operating loss	$(7,310)	(7)%	$(26,301)	(31)%

Note (A):  General and administrative expenses for the three months ended March 31, 2022 and 2021 include stock-based compensation of $1.5 million and $1.2 million, respectively. In addition, vessel operating and general and administrative costs for the three months ended March 31, 2022 and 2021, include $0.1 million and $0.1 million in one-time restructuring and integration related costs, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(In Thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Revenues:
Vessel revenues	$103,876	$100,428	$91,634	$88,514	$80,993
Other operating revenues	1,853	4,747	767	1,439	2,511
Total revenues	105,729	105,175	92,401	89,953	83,504
Costs and expenses:
Vessel operating costs (A)	68,511	71,187	65,344	64,263	61,020
Costs of other operating revenue	361	228	355	581	1,067
General and administrative (A)	18,217	17,641	18,045	16,787	16,043
Depreciation and amortization	26,657	28,288	27,980	28,549	29,727
Long-lived asset impairment (credit) and other	(500)	13,476	2,167	—	—
Affiliate credit loss impairment expense (credit)	—	1,400	—	(1,000)	—
(Gain) loss on asset dispositions, net	(207)	(53)	74	932	1,948
Total operating costs and expenses	113,039	132,167	113,965	110,112	109,805
Operating loss	(7,310)	(26,992)	(21,564)	(20,159)	(26,301)
Other income (expense):
Foreign exchange gain (loss)	946	582	(523)	422	(850)
Equity in net earnings (losses) of unconsolidated companies	—	(1,625)	100	52	(1,849)
Interest income and other, net	3,486	1,426	148	8	23
Loss on early extinguishment of debt	—	(11,100)	—	—	—
Interest and other debt costs, net	(4,175)	(3,417)	(3,681)	(3,944)	(4,541)
Total other expense	257	(14,134)	(3,956)	(3,462)	(7,217)
Loss before income taxes	(7,053)	(41,126)	(25,520)	(23,621)	(33,518)
Income tax (benefit) expense	5,218	(3,047)	887	6,026	2,009
Net loss	(12,271)	(38,079)	(26,407)	(29,647)	(35,527)
Net loss attributable to noncontrolling interests	(103)	(145)	(149)	(185)	(212)
Net loss attributable to Tidewater Inc.	$(12,168)	$(37,934)	$(26,258)	$(29,462)	$(35,315)
Basic loss per common share	$(0.29)	$(0.92)	$(0.64)	$(0.72)	$(0.87)
Diluted loss per common share	$(0.29)	$(0.92)	$(0.64)	$(0.72)	$(0.87)
Weighted average common shares outstanding	41,412	41,280	41,132	40,899	40,716
Dilutive effect of stock options and restricted stock	—	—	—	—	—
Adjusted weighted average common shares	41,412	41,280	41,132	40,899	40,716

Vessel operating margin	$35,365	$29,241	$26,290	$24,251	$19,973

Note (A) One-time restructuring and integration related costs	$2,305	$221	$112	$795	$103

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
ASSETS
Current assets:
Cash and cash equivalents	$136,234	$149,037	$127,414	$131,157	$131,858
Restricted cash	4,958	1,240	24,092	20,284	9,061
Trade and other receivables, net	112,953	86,503	86,015	90,229	99,865
Due from affiliates, less allowances	21,191	70,134	68,217	64,922	62,474
Marine operating supplies	13,252	12,606	13,335	15,404	15,676
Assets held for sale	8,591	14,421	17,891	17,214	31,214
Prepaid expenses and other current assets	12,012	8,731	13,129	15,953	13,594
Total current assets	309,191	342,672	350,093	355,163	363,742
Net properties and equipment	677,580	688,040	709,324	731,659	754,707
Deferred drydocking and survey costs	44,362	40,734	40,510	40,372	46,648
Other assets	22,997	24,334	23,146	24,539	23,833
Total assets	$1,054,130	$1,095,780	$1,123,073	$1,151,733	$1,188,930

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$23,696	$20,788	$18,042	$16,189	$14,622
Accrued costs and expenses	55,141	51,734	52,133	50,532	48,466
Due to affiliates	21,191	61,555	59,571	59,759	56,356
Current portion of long-term debt	—	—	140,995	7,355	18,201
Other current liabilities	25,471	23,865	29,139	28,825	35,003
Total current liabilities	125,499	157,942	299,880	162,660	172,648
Long-term debt	167,997	167,885	14,139	148,612	148,337
Other liabilities and deferred credits	70,892	68,184	74,442	80,723	79,234

Equity:
Common stock	42	41	41	41	41
Additional paid-in-capital	1,376,934	1,376,494	1,375,215	1,373,727	1,372,846
Accumulated deficit	(690,068)	(677,900)	(639,966)	(613,708)	(584,246)
Accumulated other comprehensive income (loss)	2,471	2,668	(1,289)	(1,082)	(875)
Total stockholders' equity	689,379	701,303	734,001	758,978	787,766
Noncontrolling interests	363	466	611	760	945
Total equity	689,742	701,769	734,612	759,738	788,711
Total liabilities and equity	$1,054,130	$1,095,780	$1,123,073	$1,151,733	$1,188,930

Supplemental information
Due from related parties, net of due to related parties:
Sonatide (Angola)	$—	$8,579	$8,646	$5,163	$6,118

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
Deepwater	$21,711	$21,658	$18,961	$17,796	$19,876
Towing-supply	5,596	5,062	4,440	4,535	4,817
Other	1,137	1,162	1,163	1,150	1,531
Total	28,444	27,882	24,564	23,481	26,224
Middle East/Asia Pacific fleet:
Deepwater	16,522	17,311	17,292	17,264	15,931
Towing-supply	8,593	9,551	8,341	8,364	8,483
Total	25,115	26,862	25,633	25,628	24,414
Europe/Mediterranean fleet:
Deepwater	23,765	22,344	21,037	22,293	14,588
Towing-supply	—	—	—	11	—
Other	154	157	160	163	161
Total	23,919	22,501	21,197	22,467	14,749
West Africa fleet:
Deepwater	14,746	13,658	10,967	8,814	7,909
Towing-supply	6,597	5,807	5,474	5,564	4,879
Other	5,055	3,718	3,799	2,560	2,818
Total	26,398	23,183	20,240	16,938	15,606
Worldwide fleet:
Deepwater	76,744	74,971	68,257	66,167	58,304
Towing-supply	20,786	20,420	18,255	18,474	18,179
Other	6,346	5,037	5,122	3,873	4,510
Total	$103,876	$100,428	$91,634	$88,514	$80,993

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
AVERAGE NUMBER OF VESSELS:

Americas fleet:
Deepwater	24	25	25	27	29
Towing-supply	8	8	8	8	8
Other	2	2	3	3	3
Total	34	35	36	38	40
Stacked vessels	(7)	(9)	(11)	(13)	(12)
Active vessels	27	26	25	25	28
Middle East/Asia Pacific fleet:
Deepwater	20	20	20	20	21
Towing-supply	18	18	18	18	20
Total	38	38	38	38	41
Stacked vessels	—	(1)	(1)	(1)	(3)
Active vessels	38	37	37	37	38
Europe/Mediterranean fleet:
Deepwater	28	28	28	29	31
Total	28	28	28	29	31
Stacked vessels	(4)	(5)	(7)	(8)	(14)
Active vessels	24	23	21	21	17
West Africa fleet:
Deepwater	17	18	19	20	20
Towing-supply	9	10	11	11	12
Other	26	24	25	26	26
Total	52	52	55	57	58
Stacked vessels	(10)	(13)	(19)	(22)	(25)
Active vessels	42	39	36	35	33
Worldwide fleet:
Deepwater	89	91	92	96	101
Towing-supply	35	36	37	37	40
Other	28	26	28	29	29
Total	152	153	157	162	170
Stacked vessels	(21)	(28)	(38)	(44)	(54)
Active vessels	131	125	119	118	116

Total active	131	125	119	118	116
Total stacked	21	28	38	44	54
Total joint venture	1	3	3	3	3
Total	153	156	160	165	173

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
Deepwater	2,160	2,269	2,300	2,497	2,627
Towing-supply	720	736	736	728	720
Other	145	184	244	273	270
Total	3,025	3,189	3,280	3,498	3,617
Middle East/Asia Pacific fleet:
Deepwater	1,809	1,840	1,840	1,820	1,863
Towing-supply	1,628	1,656	1,656	1,667	1,822
Total	3,437	3,496	3,496	3,487	3,685
Europe/Mediterranean fleet:
Deepwater	2,536	2,607	2,612	2,672	2,756
Total	2,536	2,607	2,612	2,672	2,756
West Africa fleet:
Deepwater	1,553	1,656	1,718	1,853	1,827
Towing-supply	815	920	1,011	1,001	1,084
Other	2,340	2,208	2,328	2,366	2,340
Total	4,708	4,784	5,057	5,220	5,251
Worldwide fleet:
Deepwater	8,058	8,372	8,470	8,842	9,073
Towing-supply	3,163	3,312	3,403	3,396	3,626
Other	2,485	2,392	2,572	2,639	2,610
Total	13,706	14,076	14,445	14,877	15,309

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
Deepwater	450	621	814	889	923
Towing-supply	90	92	92	91	90
Other	55	92	152	182	90
Total	595	805	1,058	1,162	1,103
Middle East/Asia Pacific fleet:
Deepwater	25	92	92	91	90
Towing-supply	—	—	—	29	180
Total	25	92	92	120	270
Europe/Mediterranean fleet:
Deepwater	376	474	641	766	1,238
Total	376	474	641	766	1,238
West Africa fleet:
Deepwater	203	307	537	852	1,104
Towing-supply	275	382	551	516	544
Other	450	506	655	637	599
Total	928	1,195	1,743	2,005	2,247
Worldwide fleet:
Deepwater	1,054	1,494	2,084	2,598	3,355
Towing-supply	365	474	643	636	814
Other	505	598	807	819	689
Total	1,924	2,566	3,534	4,053	4,858

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
Deepwater	1,710	1,648	1,486	1,608	1,704
Towing-supply	630	644	644	637	630
Other	90	92	92	91	180
Total	2,430	2,384	2,222	2,336	2,514
Middle East/Asia Pacific fleet:
Deepwater	1,784	1,748	1,748	1,729	1,773
Towing-supply	1,628	1,656	1,656	1,638	1,642
Total	3,412	3,404	3,404	3,367	3,415
Europe/Mediterranean fleet:
Deepwater	2,160	2,133	1,971	1,906	1,518
Total	2,160	2,133	1,971	1,906	1,518
West Africa fleet:
Deepwater	1,350	1,349	1,181	1,001	723
Towing-supply	540	538	460	485	540
Other	1,890	1,702	1,673	1,729	1,741
Total	3,780	3,589	3,314	3,215	3,004
Worldwide fleet:
Deepwater	7,004	6,878	6,386	6,244	5,718
Towing-supply	2,798	2,838	2,760	2,760	2,812
Other	1,980	1,794	1,765	1,820	1,921
Total	11,782	11,510	10,911	10,824	10,451

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
UTILIZATION - TOTAL FLEET:

Americas fleet:
Deepwater	59.3%	57.0%	53.0%	45.6%	55.6%
Towing-supply	64.6	71.4	64.9	76.3	83.2
Other	62.1	50.0	37.7	33.3	55.7
Total	60.7%	59.9%	54.5%	51.0%	61.1%
Middle East/Asia Pacific fleet:
Deepwater	84.5%	85.4%	86.2%	88.3%	80.1%
Towing-supply	85.7	94.2	83.7	82.5	75.6
Total	85.1%	89.6%	85.0%	85.5%	77.9%
Europe/Mediterranean fleet:
Deepwater	77.8%	72.4%	68.3%	64.7%	44.7%
Total	77.8%	72.4%	68.3%	64.7%	44.7%
West Africa fleet:
Deepwater	75.9%	65.7%	54.6%	42.3%	36.2%
Towing-supply	65.9	50.0	40.0	38.4	30.1
Other	54.4	45.9	43.9	34.6	34.4
Total	63.5%	53.5%	46.7%	38.1%	34.1%
Worldwide fleet:
Deepwater	74.0%	69.7%	65.2%	59.4%	53.4%
Towing-supply	75.8	76.9	66.6	68.2	63.5
Other	54.8	46.2	43.3	34.5	36.6
Total	70.9%	67.4%	61.7%	57.0%	52.9%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
UTILIZATION - ACTIVE FLEET:

Americas fleet:
Deepwater	74.8%	78.4%	82.0%	70.7%	85.7%
Towing-supply	73.8	81.5	74.1	87.2	95.1
Other	100.0	100.0	100.0	100.0	83.6
Total	75.5%	80.1%	80.4%	76.4%	87.9%
Middle East/Asia Pacific fleet:
Deepwater	85.7%	89.9%	90.8%	92.9%	84.2%
Towing-supply	85.7	94.2	83.7	84.0	83.9
Total	85.7%	92.0%	87.3%	88.6%	84.0%
Europe/Mediterranean fleet:
Deepwater	91.3%	88.5%	90.5%	90.6%	81.3%
Total	91.3%	88.5%	90.5%	90.6%	81.3%
West Africa fleet:
Deepwater	87.3%	80.7%	79.4%	78.3%	91.4%
Towing-supply	99.5	85.5	87.9	79.2	60.4
Other	67.3	59.5	61.1	47.4	46.2
Total	79.1%	71.4%	71.3%	61.8%	59.6%
Worldwide fleet:
Deepwater	85.1%	84.9%	86.5%	84.2%	84.8%
Towing-supply	85.7	89.7	82.2	83.9	81.9
Other	68.8	61.6	63.1	50.0	49.7
Total	82.5%	82.4%	81.6%	78.4%	77.6%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
Deepwater	$16,964	$16,760	$15,568	$15,646	$13,608
Towing-supply	12,030	9,638	9,298	8,162	8,040
Other	12,633	12,644	12,640	12,634	10,179
Total	15,501	14,603	13,742	13,162	11,865
Middle East/Asia Pacific fleet:
Deepwater	10,809	11,021	10,899	10,743	10,670
Towing-supply	6,158	6,121	6,018	6,080	6,159
Total	8,589	8,580	8,623	8,593	8,506
Europe/Mediterranean fleet:
Deepwater	12,046	11,834	11,800	12,905	11,829
Total	12,124	11,917	11,890	13,005	11,960
West Africa fleet:
Deepwater	12,516	12,553	11,700	11,242	11,972
Towing-supply	12,275	12,624	13,536	14,480	14,967
Other	3,972	3,669	3,717	3,124	3,501
Total	8,834	9,052	8,562	8,521	8,711
Worldwide fleet:
Deepwater	12,878	12,840	12,355	12,589	12,028
Towing-supply	8,668	8,022	8,049	7,978	7,896
Other	4,657	4,558	4,598	4,253	4,721
Total	$10,687	$10,583	$10,288	$10,435	$9,993

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021

Americas
Vessel revenues	$28,444	$27,882	$24,564	$23,481	$26,224

Vessel operating costs:
Crew costs	11,252	11,080	8,535	11,132	10,594
Repair and maintenance	2,627	2,487	2,951	2,192	2,714
Insurance	367	161	219	(30)	200
Fuel, lube and supplies	2,385	2,019	2,028	1,952	1,774
Other	2,196	4,347	3,008	2,972	1,980
Total vessel operating costs	18,827	20,094	16,741	18,218	17,262

Vessel operating margin ($)	9,617	7,788	7,823	5,263	8,962
Vessel operating margin (%)	33.8%	27.9%	31.8%	22.4%	34.2%

Americas - Select operating statistics
Average vessels - Total fleet	34	35	36	38	40
Utilization - Total fleet	60.7%	59.9%	54.5%	51.0%	61.1%

Average vessels - Active fleet	27	26	25	25	28
Utilization - Active fleet	75.5%	80.1%	80.4%	76.4%	87.9%

Average day rates	$15,501	$14,603	$13,742	$13,162	$11,865

Vessels commencing drydocks	5	5	4	3	1

Deferred drydocking and survey costs - beginning balance	$16,270	$13,124	$12,919	$11,813	$15,440
Cash paid for deferred drydocking and survey costs	5,060	6,470	4,906	2,157	881
Amortization of deferred drydocking and survey costs	(2,908)	(2,909)	(2,936)	(2,753)	(3,222)
Disposals, intersegment transfers and other	—	(415)	(1,765)	1,702	(1,286)
Deferred drydocking and survey costs - ending balance	$18,422	$16,270	$13,124	$12,919	$11,813

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021

Middle East/Asia Pacific
Vessel revenues	$25,115	$26,862	$25,633	$25,628	$24,414

Vessel operating costs:
Crew costs	9,253	9,710	9,950	9,910	9,639
Repair and maintenance	2,408	3,146	2,944	2,632	2,659
Insurance	351	203	60	37	(224)
Fuel, lube and supplies	1,664	1,314	1,747	1,494	1,569
Other	2,879	3,167	3,334	2,692	2,959
Total vessel operating costs	16,555	17,540	18,035	16,765	16,602

Vessel operating margin ($)	8,560	9,322	7,598	8,863	7,812
Vessel operating margin (%)	34.1%	34.7%	29.6%	34.6%	32.0%

Middle East/Asia Pacific - Select operating statistics
Average vessels - Total fleet	38	38	38	38	41
Utilization - Total fleet	85.1%	89.6%	85.0%	85.5%	77.9%

Average vessels - Active fleet	38	37	37	37	38
Utilization - Active fleet	85.7%	92.0%	87.3%	88.6%	84.0%

Average day rates	$8,589	$8,580	$8,623	$8,593	$8,506

Vessels commencing drydocks	2	2	1	4	—

Deferred drydocking and survey costs - beginning balance	$9,704	$11,828	$12,124	$13,989	$17,031
Cash paid for deferred drydocking and survey costs	3,855	327	2,441	1,354	72
Amortization of deferred drydocking and survey costs	(2,352)	(2,451)	(2,669)	(2,820)	(3,114)
Disposals, intersegment transfers and other	—	—	(68)	(399)	—
Deferred drydocking and survey costs - ending balance	$11,207	$9,704	$11,828	$12,124	$13,989

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021

Europe/Mediterranean
Vessel revenues	$23,919	$22,501	$21,197	$22,467	$14,749

Vessel operating costs:
Crew costs	12,003	11,235	10,541	10,519	9,022
Repair and maintenance	2,106	3,562	1,754	2,244	1,673
Insurance	309	38	208	(131)	299
Fuel, lube and supplies	1,077	936	846	864	759
Other	2,026	1,919	1,926	1,803	1,707
Total vessel operating costs	17,521	17,690	15,275	15,299	13,460

Vessel operating margin ($)	6,398	4,811	5,922	7,168	1,289
Vessel operating margin (%)	26.7%	21.4%	27.9%	31.9%	8.7%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	28	28	28	29	31
Utilization - Total fleet	77.8%	72.4%	68.3%	64.7%	44.7%

Average vessels - Active fleet	24	23	21	21	17
Utilization - Active fleet	91.3%	88.5%	90.5%	90.6%	81.3%

Average day rates	$12,124	$11,917	$11,890	$13,005	$11,960

Vessels commencing drydocks	1	1	1	2	3

Deferred drydocking and survey costs - beginning balance	$4,983	$5,571	$6,340	$7,731	$7,317
Cash paid for deferred drydocking and survey costs	2,575	93	892	162	2,067
Amortization of deferred drydocking and survey costs	(1,133)	(1,096)	(1,316)	(1,553)	(1,653)
Disposals, intersegment transfers and other	—	415	(345)	—	—
Deferred drydocking and survey costs - ending balance	$6,425	$4,983	$5,571	$6,340	$7,731

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021

West Africa
Vessel revenues	$26,398	$23,183	$20,240	$16,938	$15,606

Vessel operating costs:
Crew costs	8,329	7,690	6,583	6,124	5,907
Repair and maintenance	2,320	2,307	2,848	2,466	2,391
Insurance	357	115	325	(13)	348
Fuel, lube and supplies	1,950	2,136	2,130	2,231	1,758
Other	2,652	3,615	3,407	3,173	3,292
Total vessel operating costs	15,608	15,863	15,293	13,981	13,696

Vessel operating margin ($)	10,790	7,320	4,947	2,957	1,910
Vessel operating margin (%)	40.9%	31.6%	24.4%	17.5%	12.2%

West Africa - Select operating statistics
Average vessels - Total fleet	52	52	55	57	58
Utilization - Total fleet	63.5%	53.5%	46.7%	38.1%	34.1%

Average vessels - Active fleet	42	39	36	35	33
Utilization - Active fleet	79.1%	71.4%	71.3%	61.8%	59.6%

Average day rates	$8,834	$9,052	$8,562	$8,521	$8,711

Vessels commencing drydocks	3	3	3	2	—

Deferred drydocking and survey costs - beginning balance	$9,777	$9,987	$8,989	$13,115	$16,680
Cash paid for deferred drydocking and survey costs	1,122	3,004	2,378	376	(298)
Amortization of deferred drydocking and survey costs	(2,591)	(3,214)	(3,148)	(3,199)	(3,268)
Disposals, intersegment transfers and other	—	—	1,768	(1,303)	1
Deferred drydocking and survey costs - ending balance	$8,308	$9,777	$9,987	$8,989	$13,115

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021

Worldwide
Vessel revenues	$103,876	$100,428	$91,634	$88,514	$80,993

Vessel operating costs:
Crew costs	40,837	39,715	35,609	37,685	35,162
Repair and maintenance	9,461	11,502	10,497	9,534	9,437
Insurance	1,384	517	812	(137)	623
Fuel, lube and supplies	7,076	6,405	6,751	6,541	5,860
Other	9,753	13,048	11,675	10,640	9,938
Total vessel operating costs	68,511	71,187	65,344	64,263	61,020

Vessel operating margin ($)	35,365	29,241	26,290	24,251	19,973
Vessel operating margin (%)	34.0%	29.1%	28.7%	27.4%	24.7%

Worldwide - Select operating statistics
Average vessels - Total fleet	152	153	157	162	170
Utilization - Total fleet	70.9%	67.4%	61.7%	57.0%	52.9%

Average vessels - Active fleet	131	125	119	118	116
Utilization - Active fleet	82.5%	82.4%	81.6%	78.4%	77.6%

Average day rates	$10,687	$10,583	$10,288	$10,435	$9,993

Vessels commencing drydocks	11	11	9	11	4

Deferred drydocking and survey costs - beginning balance	$40,734	$40,510	$40,372	$46,648	$56,468
Cash paid for deferred drydocking and survey costs	12,612	9,894	10,617	4,049	2,722
Amortization of deferred drydocking and survey costs	(8,984)	(9,670)	(10,069)	(10,325)	(11,257)
Disposals, intersegment transfers and other	—	—	(410)	—	(1,285)
Deferred drydocking and survey costs - ending balance	$44,362	$40,734	$40,510	$40,372	$46,648

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021

Net loss	$(12,271)	$(38,079)	$(26,407)	$(29,647)	$(35,527)

Interest and other debt costs	4,175	3,417	3,681	3,944	4,541
Income tax (benefit) expense	5,218	(3,047)	887	6,026	2,009
Depreciation	17,673	18,618	17,911	18,224	18,470
Amortization of deferred drydock and survey costs	8,984	9,670	10,069	10,325	11,257
EBITDA (A), (B), (C)	23,779	(9,421)	6,141	8,872	750

Long-lived asset impairment (credit) and other	(500)	13,476	2,167	—	—
Affiliate credit loss impairment expense (credit)	—	1,400	—	(1,000)	—
Loss on early extinguishment of debt	—	11,100	—	—	—
Gain on bargain purchase	(1,300)	—	—	—	—
One-time integration related costs	2,305	221	112	795	103
Adjusted EBITDA (A), (B), (C)	$24,284	$16,776	$8,420	$8,667	$853

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges, loss on early extinguishment of debt, gain on bargain purchase and merger and integration related costs.

Note (B):  EBITDA and Adjusted EBITDA for the three months ended March 31, 2022, and for each of the prior four quarters includes non-cash, stock-based compensation expense of $1,458, $1,439, $1,523, $1,504, and $1,172, respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended March 31, 2022, and for each of the prior four quarters includes foreign exchange gain (losses) of $946, $582, $(523), $422 and $(850), respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges and merger and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021

Net cash provided by (used in) operating activities (A)	$(11,624)	$6,938	$(2,499)	$4,851	$5,716

Cash interest expense	—	3,664	3,055	3,282	3,746
Interest income and other	(2,186)	(1,426)	(148)	(8)	(23)
Additions to property and equipment	(1,229)	(6,368)	(722)	(665)	(1,196)
Acquisition of joint venture	(1,039)	—	—	—	—
Expansion capital	1,039	—	—	—	—
Free cash flow before proceeds from asset sales	(15,039)	2,808	(314)	7,460	8,243

Proceeds from asset sales	4,628	54	4,396	18,577	10,983

Free cash flow	$(10,411)	$2,862	$4,082	$26,037	$19,226

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers. Free cash flow is determined from net cash provided by (used in) operating activities adjusted for capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income. Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by (used in) operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2021	2021	2021	2021
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$(13,401)	$265	$2,586	$7,066	$9,921
Cash paid for deferred drydock and survey costs	(12,612)	(9,894)	(10,617)	(4,049)	(2,722)
Total sources (uses) of cash for changes in assets and liabilities	$(26,013)	$(9,629)	$(8,031)	$3,017	$7,199

Contacts

Tidewater Inc.

West Gotcher

Vice President,

Finance and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.